INVESTOR PRESENTATION: THIRD QUARTER 2025

Safe Harbor and Other Information 3 Company Overview 5 Q3 2025 Results 15 Appendix 22 2 TABLE OF CONTENTS

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This presentation contains forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements, including, without limitation, statements regarding our fourth quarter and annual fiscal 2025 results, relate to our current assumptions, projections and expectations about our business and future events. Any such forward-looking statements involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company’s control. The inclusion of such information should not be regarded as a representation by the company, or any other person, that the objectives of the company will be achieved. Words such as “estimate,” “project,” “plan,” “goal,” “believe,” “expect,” “anticipate,” “intend,” “should,” “are confident,” “will,” “could,” “outlook,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise any forward-looking statements, including any financial targets, estimates, or performance outlooks whether as a result of new information, future events, or otherwise. Factors that may cause results to differ from those expressed in our forward-looking statements include, but are not limited to, the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2025, and in our subsequent reports and filings with the Securities and Exchange Commission, as well as the following factors: risks and uncertainties related to global trade policy and global trade disputes, including the impact of the imposition or threat of imposition of new or increased tariffs by the United States or foreign governments or other changes to trade policies and arrangements; risks related to changes in global economic and financial conditions, including inflation, and the resulting impact on consumer spending and our operating results, financial condition, and expense management; risks related to global operations, including changes in the economic or political conditions where we sell or source our products; risks related to the geopolitical landscape and ongoing armed conflicts, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience and the impact of such conflicts or events on international trade, supplier delivery or increased freight costs; risks related to natural disasters and other unforeseen catastrophic events; risks related to our failure to engage our customers, anticipate customer demand, expectations, and changing fashion trends, and manage our inventory and product delivery; risks related to our failure to operate effectively in a highly competitive and constantly evolving industry; risks related to our ability to successfully invest in and execute on our customer, digital and omnichannel initiatives; risks related to our ability to successfully execute technology initiatives and partnerships, such as those relating to artificial intelligence technology; risks related to our ability to execute on, and maintain the success of, our strategic and growth initiatives; risks related to fluctuations in foreign currency exchange rates; risks related to fluctuations in our tax obligations and effective tax rate, including as a result of earnings and losses generated from our global operations, may result in volatility in our results of operations; risks and uncertainty related to adverse public health developments; risks associated with climate change and other corporate responsibility issues; risks related to reputational harm to the company, its officers, and directors; risks related to actual or threatened litigation; risks related to cybersecurity threats and privacy or data security breaches, and the potential loss or disruption to our information systems, and uncertainties related to future legislation, regulatory reform, policy changes, or interpretive guidance on existing laws and regulations. OTHER INFORMATION As used in this presentation, references to “Americas” includes North America and South America, “EMEA” includes Europe, the Middle East and Africa and “APAC” includes the Asia-Pacific region, including Asia and Oceania. 3

4 REPORTING AND USE OF GAAP AND NON-GAAP MEASURES The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the Appendix to this presentation. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. Sub-totals and totals may not foot due to rounding. Net income and net income per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. The company believes that each of the non-GAAP financial measures presented are useful to investors as they provide a measure of the company’s operating performance excluding the effect of certain items which the company believes do not reflect its future operating outlook, therefore supplementing investors’ understanding of comparability of operations across periods. Management used these non-GAAP financial measures during the periods presented to assess the company’s performance and to develop expectations for future operating performance. Non-GAAP financial measures should be used supplementally to, and not as an alternative to, the company’s GAAP financial results, and may not be calculated in the same manner as similar measures presented by other companies. The company provides comparable sales, defined as the percentage year-over-year change in the aggregate of: (1) sales for stores that have been open as the same brand at least one year and whose square footage has not been expanded or reduced by more than 20% within the past year, with prior year’s net sales converted at the current year’s foreign currency exchange rate to remove the impact of foreign currency rate fluctuation, and (2) digital net sales with prior year’s net sales converted at the current year’s foreign currency exchange rate to remove the impact of foreign currency rate fluctuation. The company also provides certain financial information on a constant currency basis to enhance investors’ understanding of underlying business trends and operating performance, by removing the impact of foreign currency exchange rate fluctuations. The effect from foreign currency, calculated on a constant currency basis, is determined by applying current year average exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share effect from foreign currency is calculated using a 26% tax rate. In addition, the company provides EBITDA and Adjusted EBITDA as supplemental measures used by the company’s executive management to assess the company’s performance. We also believe these supplemental performance measures are meaningful information for investors and other interested parties to use in computing the company’s core financial performance over multiple periods and with other companies by excluding the impact of differences in tax jurisdictions, debt service levels and capital investment.

5 Abercrombie & Fitch Co. is a global, digitally-led, omnichannel apparel and accessories retailer catering to kids through millennials with assortments curated for their specific lifestyle needs Our corporate purpose of 'We are here for you on the journey to being and becoming who you are' fuels our customer-led brands and our global associates

COMPANY OVERVIEW 6 Built on a decade of transformation, and strengthening as we grow: • Two healthy, customer-driven brand families with distinct and large addressable markets; • Successful, regionally relevant brand playbooks, designed to attract, engage, retain, and scale long-term customer relationships; • Significant global growth opportunity leveraging leading capabilities in owned and operated channels, while pursuing new markets via franchise, wholesale, and licensing partnerships; • A strong omnichannel base, with a clean, highly profitable, and expanding store fleet, enhanced by a leading digital platform; • An agile “Read & React” inventory model to support customer demand and sustainable margins; • A durable balance sheet and consistent free cash flow profile, underpinned by a disciplined investment philosophy to maximize long-term value; • And, a strong culture driven by a winning, customer-obsessed team. OUR FOUNDATION

COMPANY OVERVIEW $127 $70 $(20) $343 $93 $485 $741 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 $3.6 $3.6 $3.1 $3.7 $3.7 $4.3 $4.9 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 STABILIZE & TRANSFORM STABILIZE & TRANSFORM SUSTAINABLE, PROFITABLE GROWTH WELL-BUILT FOUNDATION YIELDS STRONG RESULTS Net Sales (in $ billions) Operating Income (Loss) (in $ millions) COVID CLOSURE IMPACT OP MARGIN 15%11%3%9%(1%)2%4%Y/Y GROWTH 16%16%0%19%(14%)1%3% EXPECT 13.0% TO 13.5% MARGIN (1) EXPECT 6% TO 7% GROWTH (1) COVID CLOSURE IMPACT 7(1) Refer to FY 2025 outlook for further details.

COMPANY OVERVIEW 8

IN HER OWN LEAGUE CAMPAIGN $1.46B $1.29B $1.56B $1.73B $2.20B $2.56B FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 60% 40% PRODUCT 304 CUSTOMER STORES DIGITAL POST GRAD LOVES TO TRAVEL FASHION OBSESSED DIGITALLY-LED TARGETING MILLENNIALS ~ ~ 9 GLOBAL NET SALES STORES GLOBALLY (Q3 2025)* NET SALES BY CHANNEL (FY 2024) EXPERIENCE KEMO SABE X A&F COLLAB VOICE *As of November 1, 2025 franchisees operated 34 Abercrombie Brands franchise stores not included in store count above. +10% GROWTH CAGR

CROCS X HOLLISTER COLLAB $2.16B $1.83B $2.15B $1.96B $2.08B $2.39B FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 10 523 PRODUCT CUSTOMER VOICE 30% 70% STORES DIGITAL BACK TO GROWTH +15% Y/Y COMING INTO THEIR OWN COMFORT OBSESSED VALUE VERSATILITY FINANCIALLY RELIANT ~ ~ GLOBAL NET SALES NET SALES BY CHANNEL (FY 2024) STORES GLOBALLY (Q3 2025)* EXPERIENCE Y2K CAPSULE COLLECTION TARGETING GEN Z TEENS *As of November 1, 2025 franchisees operated 23 Hollister Brands franchise stores not included in store count above.

COMPANY OVERVIEW ALWAYS FORWARD PLAN 11 1 2 3 KEY OBJECTIVES: EXECUTE GLOBAL BRAND GROWTH ACCELERATE ENTERPRISE-WIDE DIGITAL REVOLUTION OPERATE WITH FINANCIAL DISCIPLINE

COMPANY OVERVIEW 12 1 PRODUCT GLOBAL BRAND GROWTH COLLECTIONS & EXTENSIONS • Graphics Licensing • Activewear • A&F Best Dressed Guest DIGITAL CUSTOMER ACQUISITION • Influencer Channel • Social Commerce (Instagram, TikTok, WeChat) • Affiliate Sales GEOGRAPHIC EXPANSION • Localized Physical/Digital Experiences • Fuel Regional Growth (Americas, EMEA, APAC) • New Channels (Franchise, Licensing, Wholesale) VOICE EXPERIENCE

COMPANY OVERVIEW 13 KNOW THEM – expansion and acceleration of investments in customer analytics to improve customer engagement • Lead with Personalization • Fast, Digital Product Testing • Real Estate Location Analytics WOW THEM – investments in people, processes, and systems, including AI, to improve the end-to-end customer experience • Modernize Foundation (Retail ERP, Data Infrastructure) • Consistent Omnichannel experience (Digital and In-Store) • Powerful, Modern Loyalty Program ENTERPRISE-WIDE DIGITAL REVOLUTION2

COMPANY OVERVIEW (1) Reflected as a percent of net sales. 14 34.2% 15.0% SELLING EXPENSE (1) OPERATING INCOME (1) NET SALES (100%) FINANCIAL DISCIPLINE3 $3.7B 2022 39.5% 2.5% 2023 2024 $4.9B$4.3B 35.8% 11.3% AGILE COST STRUCTURE; SIGNIFICANT OPERATING MARGIN IMPROVEMENT WHILE INVESTING 15.2%GENERAL/ADMIN EXPENSE (1) 14.9% 15.9% 35.8%COST OF SALES (1) 43.1% 37.1% Cost of Sales improvement from 2022 on lower freight and raw material costs Net Sales growth across both units and average unit retail (AUR) on lower promotions Expense leverage from sales growth, net of inflation and investments in digital infrastructure, marketing SIGNIFICANT MARGIN EXPANSION

OPERATING MARGIN NET INCOME PER DILUTED SHARE GLOBAL SALES GROWTH FINANCIAL DISCIPLINE ABOVE OUTLOOK OF $2.05-$2.25 12.0% $2.36 Fran Horowitz, CEO Abercrombie & Fitch Co. 15 2025 +7%Y/Y NET SALES HIGH END OF OUTLOOK OF 11% - 12% $1.3B AMERICAS +7%Y/Y EMEA +7%Y/Y APAC (6)%Y/Y Q3 UPDATE (2)%Y/Y +16%Y/Y "We achieved three years of consecutive quarterly sales growth, delivering record third quarter net sales. As we enter the holiday season, our global teams are energized and ready to deliver exceptional experiences for our customers across brands and regions."

2025 Q3 RESULTS $41 $41 $37 $37 $39 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $986 $1,320 $875 $974 $1,057 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $182 $224 $185 $197 $195 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 16 Americas Net Sales (in $ millions) EMEA Net Sales (in $ millions) APAC Net Sales (in $ millions) (1) Comparable sales are calculated on a constant currency basis. Refer to "Reporting and Use of GAAP and Non-GAAP Measures" for further discussion. 2025 Q3 NET SALES RESULTS BY SEGMENT +7% Y/Y +7% Y/Y (6)% Y/Y QUARTERLY NET SALES GROWTH QUARTERLY COMPARABLE SALES GROWTH(1) 14% 11% 7% 8% 7% 2%15% 12% (1)% 7% 32% 5%(4)% 12% (6)% 16% 15% 4% 5% 4% 13% 12% 6% (5)% 2% 16% 17% 2% 1% (12)%

2025 Q3 RESULTS $579 $812 $549 $657 $673 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $1,209 $1,585 $1,097 $1,209 $1,291 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $630 $773 $548 $552 $617 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 17 Total Company Net Sales (in $ millions) Abercrombie Brands Net Sales (in $ millions) Hollister Brands Net Sales (in $ millions) (1) Comparable sales are calculated on a constant currency basis. Refer to "Reporting and Use of GAAP and Non-GAAP Measures" for further discussion. 2025 Q3 NET SALES RESULTS BY BRAND +7% Y/Y (2)% Y/Y +16% Y/Y QUARTERLY NET SALES GROWTH QUARTERLY COMPARABLE SALES GROWTH(1) 14% 9% 8% 7% 7% 15% 2% (4)% (5)% (2)% 14% 16% 22% 19% 16% 16% 14% 4% 3% 3% 11% 5% (10)% (11)% (7)% 21% 24% 23% 19% 15%

2025 Q3 RESULTS • Q3 EPS exceeded outlook range driven by operating income, and reduction in weighted average shares outstanding from share repurchases $2.50 $3.57 $1.59 $2.91 $2.36 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $179 $256 $102 $207 $155 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Net Income per Diluted ShareOperating Income (in $ millions) • Operating margin at the high end of outlook range driven by additional operating expense leverage from sales growth of 7% • Year-over-year operating margin decline primarily driven by tariffs, totaling 210 basis points of impact 2025 Q3 OPERATING INCOME/ NET INCOME PER DILUTED SHARE OPERATING MARGIN 9.3% 17.1%16.2% 12.0%14.8% HIGH END OF OUTLOOK OF 11% - 12% ABOVE OUTLOOK $2.05 TO $2.15 18(1) Refer to Reconciliation of GAAP to Non-GAAP results in the Appendix for further details.

2025 FISCAL OUTLOOK



The following outlook replaces all previous full year guidance. For fiscal 2025, the company now expects:

FY 2025	CURRENT FULL YEAR OUTLOOK [1] [2]	PREVIOUS FULL YEAR OUTLOOK [3]
NET SALES	GROWTH IN THE RANGE OF 6% TO 7%	GROWTH IN THE RANGE OF 5% TO 7%
OPERATING MARGIN	IN THE RANGE OF 13.0% TO 13.5%	IN THE RANGE OF 13.0% TO 13.5%
EFFECTIVE TAX RATE [4]	AROUND 30%	AROUND 30%
NET INCOME PER DILUTED SHARE [5] [6]	IN THE RANGE OF $10.20 TO $10.50	IN THE RANGE OF $10.00 TO $10.50
SHARE REPURCHASES [6]	AROUND $450 MILLION	AROUND $400 MILLION
DILUTED WEIGHTED AVERAGE SHARES [5] [6]	AROUND 48 MILLION	AROUND 49 MILLION
CAPITAL EXPENDITURES	~$225 MILLION	~$225 MILLION
REAL ESTATE ACTIVITY (ALL APPROXIMATE)	~40 NET STORE OPENINGS	~20 NET STORE OPENINGS
	60 OPENINGS, 20 CLOSURES	60 OPENINGS, 40 CLOSURES
	40 REMODELS AND RIGHT-SIZES	60 REMODELS AND RIGHT-SIZES

Q4 2025	Q4 OUTLOOK [1]
NET SALES	GROWTH IN THE RANGE OF 4% TO 6%
OPERATING MARGIN	AROUND 14%
EFFECTIVE TAX RATE [4]	AROUND 30%
NET INCOME PER DILUTED SHARE [5] [6]	IN THE RANGE OF $3.40 TO $3.70
SHARE REPURCHASES [6]	AROUND $100 MILLION
DILUTED WEIGHTED AVERAGE SHARES [5] [6]	AROUND 47 MILLION

[1] Includes the estimated impact from the tariffs on goods imported into the United States in accordance with trade policies as of November 21, 2025. This excludes any other potential future trade policy changes imposed by the United States or other countries. Net of planned mitigation efforts, the full year outlook assumes approximately $90 million of tariff expense, or 170 basis points as a percent of net sales.

[2] Includes $39 million net benefit on a pre-tax basis, or $29 million on a tax-adjusted basis, from a litigation settlement.

[3] Released August 27, 2025.

[4] The current outlook for effective tax rate is sensitive to the jurisdictional mix and level of income and does not include the impact of potential future tax policy or legislative changes.

[5] The current outlook for net income per diluted share and diluted weighted average shares includes the anticipated impact to shares outstanding from potential share repurchase activity in fiscal 2025.

[6] The timing and amount of any such repurchases will be determined based on an evaluation of market conditions, the company's share price, legal requirements, and other factors.

A&F Co. | 2025 Q3 RESULTS

19

2025 Q3 RESULTS CASH & EQUIVALENTS • $606M as compared to $683M last year MARKETABLE SECURITIES • Current investments of $25M, compared to $116M at February 1, 2025, primarily due to $105M of maturities INVENTORIES • $730M, up 5% from last year • Units up around 1% and tariffs contributed approx. 3% to cost SHORT-TERM BORROWINGS • No borrowings outstanding under the company's senior secured revolving credit facility ("ABL Facility") • $450M of borrowing available under ABL Facility as of November 1, 2025 GROSS LONG-TERM BORROWINGS • No borrowings outstanding; all remaining outstanding 8.75% Senior Secured Notes, due in July 2025, were redeemed in the second quarter of 2024 TOTAL LIQUIDITY (1) • $1.1B as compared to $1.1B last year $683M $773M $511M $573M $606M Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 (1) Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility. 20 Cash and Equivalents 2025 Q3 FINANCIAL POSITION

APPENDIX2025 Q3 RESULTS SHARE REPURCHASES (1) (in thousands, except for average cost) NUMBER OF SHARES AVERAGE COST TOTAL COST (2) ENDING SHARES OUTSTANDING FY 2022 4,770 $26.37 $125,775 49,002 FY 2023 — $— $— 50,500 FY 2024 1,616 $142.21 $229,807 49,735 YTD 2025 4,498 $77.79 $349,932 45,856 21 (1) As part of publicly announced plans or programs. (2) Excludes commissions and excise tax. SHARE REPURCHASES Since the start of 2022, the Company has repurchased approximately 11 million shares for approximately $706 million. The Company has $950 million remaining under its current share repurchase authorization, announced in March 2025.

22 APPENDIX

2025 Q3 NET SALES GROWTH AND COMPARABLE SALES GROWTH HISTORY BY REGION

NET SALES GROWTH

	Americas					EMEA					APAC				
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
2025	7%	8%	7%			12%	(1)%	7%			5%	12%	(6)%		
2024	23%	23%	14%	11%	17%	19%	16%	15%	2%	12%	10%	3%	32%	(4)%	9%
2023 [3]		19%	22%	23%	18%		4%	14%	13%	4%		18%	13%	21%	16%

COMPARABLE SALES GROWTH [1] [2]

	Americas					EMEA					APAC				
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
2025	4%	5%	4%			6%	(5)%	2%			2%	1%	(12)%		
2024	21%	18%	16%	15%	17%	23%	17%	13%	12%	16%	22%	21%	16%	17%	19%
2023 [3]		14%	16%	17%	13%		6%	15%	10%	7%		26%	32%	21%	26%

(1) Comparable sales are calculated on a constant currency basis. Refer to "Reporting and Use of GAAP and Non-GAAP Measures" for further discussion.

(2) The Company did not provide comparable sales results for fiscal 2020, fiscal 2021 or fiscal 2022 due to temporary store closures as a result of COVID-19.

(3) During the second quarter of Fiscal 2023, the Company reorganized its structure and now manages its business on a geographic basis, consisting of three reportable segments: Americas; Europe, the Middle East and Africa (EMEA); and Asia-Pacific (APAC). Corporate functions and other income and expenses are evaluated on a consolidated basis and are not allocated to the Company's segments, and therefore are included as a reconciling item between segment and total operating income (loss).

A&F Co. | APPENDIX 23

APPENDIX 24 (1) Comparable sales are calculated on a constant currency basis. Refer to "Reporting and Use of GAAP and Non-GAAP Measures" for further discussion. The Company did not provide comparable sales results for fiscal 2020, fiscal 2021 or fiscal 2022 due to temporary store closures as a result of COVID-19. Total Abercrombie Brands Hollister Brands NET SALES GROWTH Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY 2025 8% 7% 7% (4)% (5)% (2)% 22% 19% 16% 2024 22% 21% 14% 9% 16% 31% 26% 15% 2% 16% 12% 17% 14% 16% 15% 2023 3% 16% 20% 21% 16% 14% 26% 30% 35% 27% (7)% 8% 11% 9% 6% 2022 4% (7)% (3)% 3% 0% 13% 5% 10% 14% 11% (3)% (15)% (12)% (4)% (9)% 2021 61% 24% 10% 4% 19% 60% 30% 12% 6% 21% 62% 20% 10% 2% 17% 2020 (34)% (17)% (5)% (5)% (14)% (30)% (20)% (2)% (2)% (12)% (36)% (15)% (7)% (8)% (15)% 2019 0% 0% 0% 3% 1% (1)% (2)% 1% 7% 2% 1% 1% 0% 0% 0% Total Abercrombie Brands Hollister Brands COMPARABLE SALES GROWTH (1) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY 2025 4% 3% 3% (10)% (11)% (7)% 23% 19% 15% 2024 21% 18% 16% 14% 17% 29% 21% 11% 5% 15% 13% 15% 21% 24% 19% 2023 3% 13% 16% 16% 13% 14% 23% 26% 28% 23% (6)% 5% 7% 6% 4% 2025 Q3 NET SALES GROWTH AND COMPARABLE SALES GROWTH HISTORY BY BRAND

APPENDIX OWNED AND OPERATED FY 2023 FY 2024 FY 2025 BRAND Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 ABERCROMBIE BRANDS 233 233 239 247 246 255 267 278 281 292 304 HOLLISTER BRANDS 525 526 526 518 507 502 506 511 512 515 523 TOTAL STORES 758 759 765 765 753 757 773 789 793 807 827 FY 2023 FY 2024 FY 2025 REGION Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 AMERICAS 569 573 578 578 572 577 589 600 605 614 630 EMEA 141 139 139 137 134 133 133 133 133 135 139 APAC 48 47 48 50 47 47 51 56 55 58 58 TOTAL STORES 758 759 765 765 753 757 773 789 793 807 827 — — 25 2025 Q3 STORE COUNT - OWNED AND OPERATED (1) (1) Store count excludes temporary and international franchise stores.

APPENDIX FRANCHISE FY 2023 FY 2024 FY 2025 BRAND Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 ABERCROMBIE BRANDS 17 17 19 22 22 22 27 29 31 32 34 HOLLISTER BRANDS 14 16 18 18 18 18 19 20 21 22 23 TOTAL STORES 31 33 37 40 40 40 46 49 52 54 57 FY 2023 FY 2024 FY 2025 REGION Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 AMERICAS 17 19 20 23 23 23 24 26 28 28 29 EMEA 14 14 17 17 17 17 17 18 19 19 19 APAC — — — — — — 5 5 5 7 9 TOTAL STORES 31 33 37 40 40 40 46 49 52 54 57 — — 26 2025 Q3 STORE COUNT - FRANCHISE (1) (1) Store count not included in owned and operated.

APPENDIX 2025 Q3 INCOME STATEMENT (1) Exclusive of depreciation and amortization. Thirteen Weeks Ended GAAP (in thousands) Q3 2025 % OF NET SALES Q3 2024 % OF NET SALES NET SALES $1,290,619 100.0% $1,208,966 100.0% COST OF SALES (1) 483,670 37.5% 422,034 34.9% OPERATING EXPENSE 652,950 50.6% 609,236 50.4% OTHER OPERATING INCOME, NET (1,022) (0.1)% (1,586) (0.1)% OPERATING INCOME 155,021 12.0% 179,282 14.8% INTEREST INCOME, NET (5,941) (0.5)% (8,733) (0.7)% INCOME BEFORE INCOME TAXES 160,962 12.5% 188,015 15.6% INCOME TAX EXPENSE 45,862 3.6% 54,151 4.5% NET INCOME $115,100 8.9% $133,864 11.1% LESS: NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS $2,105 0.2% $1,885 0.2% NET INCOME PER SHARE ATTRIBUTABLE TO A&F $112,995 8.8% $131,979 10.9% BASIC $2.41 $2.59 DILUTED $2.36 $2.50 WEIGHTED-AVERAGE SHARES BASIC 46,842 50,951 DILUTED 47,881 52,869 27

APPENDIX 2025 YTD INCOME STATEMENT (1) Exclusive of depreciation and amortization. Thirty-Nine Weeks Ended GAAP (in thousands) YTD 2025 % OF NET SALES YTD 2024 % OF NET SALES NET SALES $3,596,490 100.0% $3,363,670 100.0% COST OF SALES (1) 1,352,393 37.6% 1,163,019 34.6% OPERATING EXPENSE 1,778,493 49.5% 1,719,506 51.1% OTHER OPERATING INCOME, NET 2,392 0.1% (3,611) (0.1)% OPERATING INCOME 463,212 12.9% 484,756 14.4% INTEREST INCOME, NET (15,198) (0.4)% (18,959) (0.6)% INCOME BEFORE INCOME TAXES 478,410 13.3% 503,715 15.0% INCOME TAX EXPENSE 138,183 3.8% 119,394 3.5% NET INCOME $340,227 9.5% $384,321 11.4% LESS: NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS $5,436 0.2% 5,324 0.2% NET INCOME PER SHARE ATTRIBUTABLE TO A&F $334,791 9.3% $378,997 11.3% BASIC $6.99 $7.43 DILUTED $6.83 $7.13 WEIGHTED-AVERAGE SHARES BASIC 47,869 51,030 DILUTED 49,022 53,141 28

APPENDIX (in thousands) NOVEMBER 1, 2025 FEBRUARY 1, 2025 NOVEMBER 2, 2024 CASH AND EQUIVALENTS $605,783 $772,727 $683,089 MARKETABLE SECURITIES 25,255 116,221 55,790 RECEIVABLES 131,741 105,324 111,583 INVENTORIES 730,453 575,005 692,596 OTHER CURRENT ASSETS 116,303 104,154 112,709 TOTAL CURRENT ASSETS $1,609,535 $1,673,431 $1,655,767 PROPERTY AND EQUIPMENT, NET 661,646 575,773 570,440 OPERATING LEASE RIGHT-OF-USE ASSETS 965,919 803,121 798,290 OTHER ASSETS 242,818 247,562 245,375 TOTAL ASSETS $3,479,918 $3,299,887 $3,269,872 ACCOUNTS PAYABLE $461,528 $364,532 $466,303 ACCRUED EXPENSES 458,075 504,922 469,148 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 225,847 211,600 210,335 INCOME TAXES PAYABLE 17,557 45,890 36,303 TOTAL CURRENT LIABILITIES $1,163,007 $1,126,944 $1,182,089 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 905,041 740,013 734,918 OTHER LIABILITIES 80,460 81,607 92,405 TOTAL LONG-TERM LIABILITIES $985,501 $821,620 $827,323 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 1,316,843 1,335,628 1,247,133 NONCONTROLLING INTEREST 14,567 15,695 13,327 TOTAL STOCKHOLDERS' EQUITY $1,331,410 $1,351,323 $1,260,460 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $3,479,918 $3,299,887 $3,269,872 29 BALANCE SHEET

APPENDIX YEAR TO DATE PERIOD ENDED (in thousands) NOVEMBER 1, 2025 NOVEMBER 2, 2024 NET CASH PROVIDED BY OPERATING ACTIVITIES $313,000 $402,756 PURCHASES OF MARKETABLE SECURITIES (15,000) (55,000) PROCEEDS FROM MATURITIES OF MARKETABLE SECURITIES 105,000 — PURCHASES OF PROPERTY AND EQUIPMENT (185,212) (132,040) NET CASH USED FOR INVESTING ACTIVITIES $(95,212) $(187,040) REPURCHASE/REDEMPTION OF SENIOR SECURED NOTES — (223,331) PAYMENT OF DEBT ISSUANCE COSTS AND FEES — (3,273) PURCHASES OF COMMON STOCK (351,224) (129,807) ACQUISITION OF COMMON STOCK FOR TAX WITHHOLDING OBLIGATIONS (36,181) (69,613) OTHER FINANCING ACTIVITIES (7,149) (6,546) NET CASH USED FOR FINANCING ACTIVITIES $(394,554) $(432,570) EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH 8,930 (1,834) NET DECREASE IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $(167,836) $(218,688) CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $780,395 $909,685 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $612,559 $690,997 STATEMENT OF CASH FLOWS 30

APPENDIX RECONCILIATION OF GAAP TO NON-GAAP RESULTS (1) “GAAP” refers to accounting principles generally accepted in the United States of America. (2) Excluded item consists of a favorable settlement, net of legal fees, of payment card interchange fee litigation (3) The tax effect of excluded items is the difference between the tax provision calculated on a GAAP basis and an adjusted non-GAAP basis. (in thousands) YTD 2025 GAAP (1) % OF NET SALES EXCLUDED ITEM (2) ADJUSTED NON-GAAP % OF NET SALES LITIGATION SETTLEMENT $(38,574) $(38,574) OPERATING INCOME 463,212 12.9% 38,574 424,638 11.8% INCOME BEFORE INCOME TAXES 478,410 13.3% 38,574 439,836 12.2% INCOME TAX EXPENSE (3) 138,183 3.8% 9,829 128,354 3.6% NET INCOME ATTRIBUTABLE TO A&F 334,791 9.3% 28,745 $306,046 8.5% NET INCOME PER DILUTED SHARE ATTRIBUTABLE TO A&F $6.83 $0.59 $6.24 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 49,022 49,022 31 STATEMENT OF OPERATIONS

APPENDIX RECONCILIATION OF GAAP TO NON-GAAP RESULTS NET SALES Q3 2025 Q3 2024 Δ % GAAP (1) $1,290,619 $1,208,966 7% IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (2) — 5,834 —% NON-GAAP CONSTANT CURRENCY BASIS $1,290,619 $1,214,800 6% OPERATING INCOME Q3 2025 Q3 2024 Δ BPS (3) GAAP $155,021 $179,282 (280) IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (2) — (1,852) 20 NON-GAAP CONSTANT CURRENCY BASIS $155,021 $177,430 (260) NET INCOME PER DILUTED SHARE Q3 2025 Q3 2024 Δ $ GAAP $2.36 $2.50 $(0.14) IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (2) — (0.03) 0.03 NON-GAAP CONSTANT CURRENCY BASIS $2.36 $2.47 $(0.11) (1) “GAAP” refers to accounting principles generally accepted in the United States of America. (2) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate. (3) The estimated basis point impact has been rounded based on the percentage change. 32 STATEMENT OF OPERATIONS